Exhibit 21.1

SUBSIDIARIES OF D.R. HORTON, INC.
As of September 30, 2016

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Austin Data, Inc.	Texas
BP456, Inc.	Delaware
C. Richard Dobson Builders, Inc.	Virginia	Dobson Builders
Cane Island, LLC	Delaware
CH Funding, LLC	Delaware
CH Investments of Texas, Inc.	Delaware
CHI Construction Company	Arizona
CHM Partners, L.P.	Texas
CHTEX of Texas, Inc.	Delaware
The Club at Cobblestone, LLC	Delaware
The Club at Hidden River, LLC	Delaware
Continental Homes, Inc.	Delaware	Astanté Luxury Communities, Astanté Luxury Homes, D.R. Horton - Continental Series, D.R. Horton - Astanté Series, Traditions - D.R. Horton, Traditions
Continental Homes of Texas, L.P.	Texas	D.R. Horton Homes, D.R. Horton America’s Builder, Emerald Homes, Express Homes
Continental Residential, Inc.	California	Continental Homes, D.R. Horton America’s Builder, Horton Continental
Continental Traditions, LLC	Arizona
Crown Operating Company, Inc.	Delaware
CV Mountain View 25 Inv, LLC	Delaware
Cypress Road, L.P.	California
Desert Ridge Phase I Partners	Arizona
DHI Communities, Inc.	Delaware	DHI Communities
DHI Communities II, LLC	Delaware	DHI Communities
DHI Communities Construction, LLC	Delaware
DHI Communities Construction of Arizona, LLC	Delaware
DHI Communities Construction of Florida, LLC	Delaware
DHI Communities Construction of Texas, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHI Insurance, Inc.	Vermont
DHI Mortgage Company	Colorado	CH Mortgage Company
DHI Mortgage Company GP, Inc.	Delaware
DHI Mortgage Company LP, Inc.	Delaware
DHI Mortgage Company, Ltd.	Texas
CH Mortgage I, Ltd., CH Mortgage Company I, Ltd., CH Mortgage Company I, Ltd., L.P., CH Mortgage Company I, Ltd., Limited Partnership, DHI Mortgage Company Ltd., Limited Partnership, DHI Mortgage, Limited Partnership, DHI Mortgage

DHI Ranch, Ltd.	Texas
DHI Title GP, Inc.	Texas
DHI Title LP, Inc.	Delaware
DHI Title of Alabama, Inc.	Alabama	DHI Title of Mississippi
DHI Title of Arizona, Inc.	Arizona	DHI Title Agency
DHI Title of Florida, Inc.	Florida
DHI Title of Minnesota, Inc.	Delaware	DHI Title of Hawaii, DHI Title of Louisiana
DHI Title of Nevada, Inc.	Delaware
DHI Title of Texas, Ltd.	Texas
DHI Verandah South Shores Communities, LLC	Delaware
DHIC - Desert Peak, LLC	Delaware	DHI Communities
DHIC - Jacob’s Reserve, LLC	Delaware	DHI Communities
DHIC - Minton Cove, LLC	Delaware
DHIC - Waterleigh, LLC	Delaware
DHIC - Westridge, LLC	Delaware	DHI Communities
D.R. Horton - Crown, LLC	Delaware	Crown Communities
D.R. Horton - Emerald, Ltd.	Texas	D.R. Horton America’s Builder
D.R. Horton - Georgia, LLC	Delaware
D.R. Horton - MV, LLC	Delaware
D.R. Horton - Regent, LLC	Delaware
D.R. Horton - Schuler Homes, LLC	Delaware	Ho’opili Oahu, Emerald Homes, Express Homes
D.R. Horton - Texas, Ltd.	Texas	D.R. Horton - Texas, Ltd. LP, D.R. Horton America’s Builder, D.R. Horton Homes, Emerald Homes, Express Homes
D.R. Horton - WPH, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton, Inc. - Birmingham	Alabama	Emerald Homes, Express Homes
D.R. Horton, Inc. - Chicago	Delaware
D.R. Horton, Inc. - Denver	Delaware	Trimark Communities, D.R. Horton - Trimark Series
D.R. Horton, Inc. - Dietz-Crane	Delaware
D.R. Horton, Inc. - Greensboro	Delaware
D.R. Horton, Inc. - Gulf Coast	Delaware
D.R. Horton, Inc. - Huntsville	Delaware	Emerald Homes, Express Homes
D.R. Horton, Inc. - Jacksonville	Delaware	Continental Homes, Continental Homes - Jacksonville, Emerald Homes, Express Homes
D.R. Horton, Inc. - Louisville	Delaware
D.R. Horton, Inc. - Minnesota	Delaware	Emerald Homes, Express Homes
D.R. Horton, Inc. - New Jersey	Delaware	D.R. Horton, Mid-Atlantic Division, D.R. Horton, Northeast Division, Emerald Homes, Emerald Homes of Pennsylvania, Express Homes, Express Homes of Pennsylvania
D.R. Horton, Inc. - Portland	Delaware	D.R. Horton America’s Builder, Emerald Homes, Express Homes, Express Homes of Oregon, Freedom Homes
D.R. Horton, Inc. - Torrey	Delaware	Torrey Homes
D.R. Horton, Inc. Foundation	Texas
D.R. Horton BAY, Inc.	Delaware	D.R. Horton America’s Builder, Emerald Homes, Express Homes
D.R. Horton CA2, Inc.	California	D.R. Horton America’s Builder, Emerald Homes, Express Homes
D.R. Horton CA3, Inc.	Delaware	D.R. Horton America’s Builder, Emerald Homes, Express Homes
D.R. Horton Commercial, Inc.	Delaware
D.R. Horton Cruces Construction, Inc.	Delaware
D.R. Horton Insurance Agency, Inc.	Texas
D.R. Horton LA North, Inc.	Delaware
D.R. Horton Life Insurance Agency, Inc.	Texas
D.R. Horton Los Angeles Holding Company, Inc.	California	D.R. Horton America’s Builder, Emerald Homes, Express Homes, Seabridge Marina
D.R. Horton Management Company, Ltd.	Texas
D.R. Horton Materials, Inc.	Delaware
D.R. Horton Realty, LLC	Delaware
D.R. Horton Realty of Central Florida, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton Realty of Georgia, LLC	Delaware
D.R. Horton Realty of Northwest Florida, LLC	Delaware
D.R. Horton Realty of Southeast Florida, LLC	Delaware
D.R. Horton Realty of Southwest Florida, LLC	Delaware
D.R. Horton Realty of Tampa, LLC	Delaware
D.R. Horton Seabridge Marina, Inc.	Delaware
D.R. Horton Serenity Construction, LLC	Delaware
D.R. Horton VEN, Inc.	California	D.R. Horton America’s Builder, Emerald Homes
DRH Cambridge Homes, Inc.	California	Cambridge Homes, Emerald Homes, Express Homes, Express Homes of Illinois, Freedom Homes, Freedom Homes of Illinois
DRH Cambridge Homes, LLC	Delaware
DRH Capital Trust I	Delaware
DRH Capital Trust II	Delaware
DRH Capital Trust III	Delaware
DRH Colorado Realty, Inc.	Delaware
DRH Construction, Inc.	Delaware
DRH Energy, Inc.	Colorado
DRH Land Opportunities I, Inc.	Delaware
DRH FS Mortgage Reinsurance, Ltd.	Turks & Caicos
DRH Mountain View, LLC	Delaware
DRH Oil & Gas, Inc.	Delaware
DRH Properties, Inc.	Arizona
DRH Realty Capital, LLC	Delaware
DRH Realty Company, Inc.	California	CH Realty
DRH Regrem VII, LP	Texas
DRH Regrem XII, LP	Texas
DRH Regrem XIV, Inc.	Delaware
DRH Regrem XV, Inc.	Delaware
DRH Regrem XVI, Inc.	Delaware
DRH Regrem XVII, Inc.	Delaware
DRH Regrem XVIII, Inc.	Delaware
DRH Regrem XIX, Inc.	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DRH Regrem XX, Inc.	Delaware
DRH Regrem XXI, Inc.	Delaware
DRH Regrem XXII, Inc.	Delaware
DRH Regrem XXIII, Inc.	Delaware
DRH Regrem XXIV, Inc.	Delaware
DRH Regrem XXV, Inc.	Delaware
DRH Regrem XXXI, LLC	Delaware
DRH Regrem XXXII, LLC	Delaware
DRH Regrem XXXIII, LLC	Delaware
DRH Regrem XXXIV, LLC	Delaware
DRH Regrem XXXV, LLC	Delaware
DRH Regrem XXXVI, LLC	Delaware
DRH Regrem XXXVII, LLC	Delaware
DRH Regrem XXXVIII, LLC	Delaware
DRH Regrem XXXIX, LLC	Delaware
DRH Regrem XL, LLC	Delaware
DRH Southwest Construction, Inc.	California
DRH Tucson Construction, Inc.	Delaware
DRHI, Inc.	Delaware	Express Homes
Emerald Creek No. 4, L.P.	Texas
Emerald Realty of Alabama, LLC	Delaware
Emerald Realty of Central Florida, LLC	Delaware
Emerald Realty of North Florida, LLC	Delaware
Emerald Realty of Northwest Florida, LLC	Delaware
Emerald Realty of Southeast, LLC	Delaware
Emerald Realty of Southwest, LLC	Delaware
Emerald Realty of Tampa, LLC	Delaware
Encore II, Inc.	Arizona
Encore Venture Partners, L.P.	Delaware
Encore Venture Partners II (California), L.P.	Delaware
Encore Venture Partners II (Texas), L.P.	Delaware
Express Homes Realty of Alabama, LLC	Delaware
Express Realty of Central Florida, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Express Realty of Melbourne, LLC	Delaware
Express Realty of North Florida, LLC	Delaware
Express Realty of Northwest Florida, LLC	Delaware
Express Realty of Southeast Florida, LLC	Delaware
Express Realty of Southwest Florida, LLC	Delaware
Express Realty of Tampa, LLC	Delaware
Founders Oil & Gas, LLC	Delaware
Founders Oil & Gas II, LLC	Delaware
Founders Oil & Gas III, LLC	Delaware
Founders Oil & Gas Operating, LLC	Delaware
Freedom Realty of Tampa, LLC	Delaware
Georgetown Data, Inc.	Texas
Germann & McQueen, L.L.C.	Arizona
GP-Encore, Inc.	Arizona
Grande Realty Incorporated	New Jersey	D.R. Horton Realty, Inc.
Grande Realty of Pennsylvania, LLC	Delaware
Grand Title Agency, LLC	New Jersey
Greywes, LLC	California	D.R. Horton America’s Builder
Hadian, LLC	Delaware
Haskell Canyon Partners, L.P.	California
Haskell Canyon Partners II, L.P.	California
HPH Homebuilders 2000 L.P.	California
Iao Partners, a Hawaii General Partnership	Hawaii
Kaomalo LLC	Hawaii
KDB Homes, Inc.	Delaware	Continental Homes, Continental Welcome Home, D.R. Horton - Continental Series, D.R. Horton America’s Builder
Martin Road Lake Forest, LLC	Colorado
McQueen & Willis, LLC	Arizona
Meadows I, Ltd.	Delaware
Meadows II, Ltd.	Delaware
Meadows VIII, Ltd.	Delaware
Meadows IX, Inc.	New Jersey
Meadows X, Inc.	New Jersey

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Melody Homes, Inc.	Delaware	D.R. Horton - Melody Series, D. Jensen Homes, Inc., D.R. Horton America’s Builder, Emerald Homes, Express Homes
Metro Title, LLC	Virginia
MRLF, LLC	Colorado
Pacific Ridge - DRH, LLC	Delaware	D.R. Horton, Pacific Ridge, Pacific Ridge - DRH
Rielly Carlsbad LLC	Delaware
Rielly Homes Madison, LLC	Delaware
Schuler Homes of Arizona LLC	Delaware	Continental Homes, D.R. Horton - Continental Series, D.R. Horton - Schuler Series
Schuler Homes of California, Inc.	California
Schuler Homes of Oregon, Inc.	Oregon
Schuler Homes of Washington, Inc.	Washington	Keys & Schuler Homes, Schuler Homes Northwest
SGS Communities at Grand Quay L.L.C	New Jersey
SHA Construction LLC	Delaware
SHLR of California, Inc.	California
SHLR of Nevada, Inc.	Nevada
SHLR of Washington, Inc.	Washington
SRHI LLC	Delaware
SSHI LLC	Delaware	DR Horton, D.R. Horton, DR Horton Custom Homes, D.R. Horton Custom Homes, Stafford Homes, Stafford Custom Homes, Emerald Homes, Express Homes
Surprise Village North, LLC	Arizona
Travis County Title Company	Texas	DHI Title of Georgia, DHI Title of Central Texas
Treasure Assets, LLC	Delaware
Venture Management of South Carolina, LLC	South Carolina
Vertical Construction Corporation	Delaware
Western Pacific Brea Development, LLC	Delaware
Western Pacific Housing, Inc.	Delaware	D.R. Horton America’s Builder, D.R. Horton Homes Western Pacific Housing San Diego Division, Emerald Homes, Express Homes
Western Pacific Housing-Antigua, LLC	Delaware
Western Pacific Housing-Broadway, LLC	Delaware
Western Pacific Housing-Canyon Park, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Western Pacific Housing-Carrillo, LLC	Delaware
Western Pacific Housing-Communications Hill, LLC	Delaware
Western Pacific Housing-Copper Canyon, LLC	Delaware
Western Pacific Housing - Coto Venture, L.P.	California
Western Pacific Housing-Creekside, LLC	Delaware
Western Pacific Housing-Lomas Verdes, LLC	Delaware
Western Pacific Housing-Lyons Canyon Partners, LLC	Delaware
Western Pacific Housing Management, Inc.	California	D.R. Horton America’s Builder, Emerald Homes, Express Homes
Western Pacific Housing-McGonigle Canyon, LLC	Delaware
Western Pacific Housing - Mountaingate, L.P.	California
Western Pacific Housing-Norco Estates, LLC	Delaware
Western Pacific Housing-Pacific Park II, LLC	Delaware
Western Pacific Housing-Park Avenue East, LLC	Delaware
Western Pacific Housing-Park Avenue West, LLC	Delaware
Western Pacific Housing-Playa Vista, LLC	Delaware
Western Pacific Housing-River Ridge, LLC	Delaware
Western Pacific Housing - SDG, LLC	California
Western Pacific Housing - Seacove, L.P.	California
Western Pacific Housing-Terra Bay Duets, LLC	Delaware
Western Pacific Housing-Torrey Meadows, LLC	Delaware
Western Pacific Housing-Torrey Village Center, LLC	Delaware
Western Pacific Housing - Westlake II, L.P.	California
Western Pacific Housing-Windemere, LLC	Delaware
Western Pacific Housing - Windflower, L.P.	California
WPH-Camino Ruiz, LLC	Delaware
WPH-Copper Canyon, LLC	Delaware
WPH-Copper Canyon II, LLC	Delaware
WPHD/Camarillo, LLC	California
WPHD/Ventura, LLC	California
2 C Development Company LLC	California
8800 Roswell Road Bldg. B, LLC	Delaware
91st Avenue & Happy Valley, L.L.C.	Arizona